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                                 SUNOCO, INC.

                                  Securities

                    UNDERWRITING AGREEMENT BASIC PROVISIONS
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                                                                  August 2, 1999



     1.  Introductory.  Sunoco, Inc., a Pennsylvania corporation (the
         ------------
"Company"), proposes to issue and sell from time to time senior unsecured debt securities, subordinated unsecured debt securities and senior or subordinated convertible debt securities (collectively, "Debt Securities"), preference stock and common stock (collectively "Equity Securities") and warrants ("Warrants") to purchase Debt Securities ("Warrant Debt Securities") or Equity Securities ("Warrant Equity Securities" and collectively with the Warrant Debt Securities the "Warrant Securities") registered under the registration statement referred to in Section 2(a) (collectively, "Registered Securities"). If specified in a Terms Agreement referred to in Section 3, the Company proposes to grant to the Underwriters an option (the "Option") to purchase up to that amount of Registered Securities specified in such Terms Agreement (the "Options Securities"). The Debt Securities and Warrant Debt Securities will be issued under indentures (as they may be amended or supplemented from time to time, the "Indentures"), more particularly described in a Terms Agreement, between the Company and the trustees named therein (the "Trustee(s)"), in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms, with all such terms for any particular series of the Debt Securities and Warrant Debt Securities being determined at the time of sale. The Equity Securities and Warrant Equity Securities may be issued in one or more series but, in the case of preference stock, any such series may vary as to voting rights, dividends, optional and mandatory redemption provisions, liquidation preference and conversion provisions and other terms, with all such terms for any particular series or issue of preference stock being determined at the time of issue. The Warrants are to be issued pursuant to the provision of a Warrant Agreement (the "Warrant Agreement") specified in the applicable Terms Agreement between the Company and the Warrant Agent named in the Terms Agreement (the "Warrant Agent"). The Registered Securities will be sold pursuant to a Terms Agreement, for resale in accordance with the terms of the offering determined at the time of sale.
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          The Registered Securities (together with the Options Securities)
involved in any such offering are hereinafter referred to as the "Securities." The firm or firms which agree to purchase the Securities are hereinafter referred to as the "Underwriters" of such Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives," as used in this Agreement (other than in Sections 2(b) and 7 and the second sentence of Section 3) shall mean the Underwriters.

          2. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

               (a) A registration statement on Form S-3 (File No. 33-53717) and an amendment or amendments thereto with respect to the Registered Securities has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and (ii) been filed with the Commission under the Securities Act. Such registration statement has become effective under the Securities Act. The registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all other material respects with such Rule. Copies of such registration statement and any amendments thereto have been delivered by the Company to the Representatives. The Company proposes to file with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)") a supplement to the form of prospectus included in the registration statement relating to the initial offering of the Securities and the plan of distribution thereof and has previously advised the Underwriters of all further information (financial and other) with respect to the Company to be set forth therein. The term "Registration Statement" means the registration statement, as amended at the date of this Agreement and as amended from time to time hereafter, including the exhibits thereto, and all documents incorporated therein by reference pursuant to Item 12 of Form S-3 (the "Incorporated Documents"), and such
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          prospectus as then amended, including the Incorporated Documents, is hereinafter referred to as the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Basic Prospectus as so supplemented), is hereinafter called the "Final Prospectus". The Basic Prospectus, as the same may be amended or supplemented from time to time, including, without limitation, by any preliminary form of prospectus supplement relating to the Securities, which has heretofore been filed pursuant to Rule 424(b) is hereinafter called the "Interim Prospectus". Any reference herein to the Registration Statement, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the Incorporated Documents which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, the issue date of any Interim Prospectus or the issue date of the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any Incorporated Documents under the Exchange Act after the date of this Agreement or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference. Copies of the Registration Statement and the amendment or amendments to such Registration Statement have been delivered by the Company to the Underwriters;

               (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Interim Prospectus or Final Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any Interim Prospectus complied and the Registration Statement and the Final Prospectus comply, and, as amended or supplemented, if applicable,
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          will comply in all material respects with the Securities Act and the
          Rules and Regulations and (iv) any Interim Prospectus did not contain and the Final Prospectus does not contain and, as it may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided that no representation and warranty is made as to the statement of eligibility and qualification on Form T-1 of the Trustee under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or as to information contained in or omitted from the Registration Statement or the Final Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein; the Indenture shall have been qualified under and will comply in all material respects with the Trust Indenture Act and the applicable rules and regulations thereunder; and the Commission has not issued an order preventing or suspending the use of the Registration Statement, any Interim Prospectus or the Final Prospectus;

               (c) The Company and each of its Significant Subsidiaries (as defined in Section 13) have been duly incorporated and are validly existing as corporations under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify or be in good standing would have a material adverse effect on the business, properties, financial position, shareholders' equity or results of operations of the Company and its subsidiaries on a consolidated basis, and the Company and each of its Significant Subsidiaries have all corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which such corporations are engaged;

               (d) The Company has an authorized capitalization as set forth in the Final Prospectus; all of the issued capital shares of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;
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               (e) All of the issued shares of capital stock of each Significant
          Subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

               (f) The execution, delivery and performance of the Terms
          Agreement (including the provisions of this Agreement) by the Company and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with the provisions of the Indenture, if any, described in the Terms Agreement, the Warrant Agreement, if any, described in the Terms Agreement, and the
          Securities will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any property or assets of the Company or any of its Significant Subsidiaries is subject, except for any conflict, breach, or violation which would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the Charter or bylaws of the Company or any of its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties or assets; and except for the registration of the
          Securities under the Securities Act such consents, approvals, authorizations, registrations or qualifications as may be required under the Trust Indenture Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable state or foreign securities laws in connection with the purchase and distribution of the Securities by the Underwriters, and the filing of a statement with the Department of State of the Commonwealth of Pennsylvania with respect to any shares of Preference Stock to be issued by the Company, no consent, approval,
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                                                                               6

          authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) the Indenture, if any, described in the Terms Agreement and the Warrant Agreement, if any, described in the Terms Agreement, by the Company and the consummation of the transactions contemplated hereby and thereby;

               (g) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement, or, except as described in the Final Prospectus, to require the Company to file any other registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

               (h) The Indenture, if any, described in the Terms Agreement has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee under the Indenture) constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing); the Debt Securities and Warrant Securities, if any, described in the Terms Agreement have been duly authorized, and, upon payment therefor as provided herein, will be validly issued and outstanding, and will constitute the valid and legally binding obligations of the Company, enforceable in accordance with their terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a
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          proceeding in equity or at law) and an implied covenant of good faith and fair dealing) and entitled to the benefits of the Indenture; if any Securities to be issued are convertible, the shares of Equity Securities issuable upon conversion thereof are duly and validly authorized, have been duly reserved for issuance upon conversion of the Securities and, when issued upon the conversion of the Securities, will be duly and validly issued, fully paid and non-assessable; the Equity Securities and Warrant Equity Securities, if any, described in the Terms Agreement have been duly and validly authorized and in the case of Warrant Equity Securities duly reserved for issuance, and, when issued, will be validly issued, fully paid and non-assessable; the Warrants and the Warrant Agreement, if any, described in the Terms Agreement have been duly and validly authorized, and the Warrant Agreement, when duly completed, executed, and delivered, and the Warrants, when duly executed, countersigned and delivered, will constitute the valid and legally binding obligations of the Company, enforceable in accordance with their terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; no further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities as contemplated by the Terms Agreement or the issuance of the shares of Equity Securities or Warrant Equity Securities upon conversion of the Securities or exercise of the Warrants; and the Securities, the Indenture and Warrant Agreement, if any, described in the Terms Agreement and the capital stock of the Company will conform to the descriptions thereof contained in the Registration Statement and the Prospectus;

               (i) The Terms Agreement (including the provisions of this Agreement) has been duly authorized, executed and delivered by the Company;

               (j) Except as described in the Final Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any
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          property of the Company or any Significant Subsidiary is the subject, the outcome of which is likely to have a material adverse effect on the business, properties, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole and to the knowledge of the Company, no such proceedings are threatened by governmental authorities or others.

               (k) The audited financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement or included or incorporated by reference in the Final Prospectus present fairly the consolidated financial position of the Company and its subsidiaries and the consolidated results of their operations, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles, applied on a consistent basis throughout the periods involved, except as otherwise stated therein. The unaudited consolidated financial statements of the Company and its subsidiaries, if any, and the related notes, included or incorporated by reference in the Registration Statement or included or incorporated by reference in the Final Prospectus present fairly their consolidated financial position and the consolidated results of their operations, at the dates and for the periods indicated in conformity with generally accepted accounting principles, applied on a consistent basis throughout the periods involved, except as otherwise stated therein (except for the absence of notes), subject to normally recurring changes resulting from year-end audit adjustments, and were prepared in accordance with the instructions to Form 10-Q. Since the date of such statements, there has been no material adverse change in the operations, business, property, assets or liabilities of the Company or any of its Significant Subsidiaries, or in the consolidated financial condition the Company;

               (l) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the Final Prospectus and which is not so described;
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               (m)  Except as described in the Final Prospectus, since the date as of which information is given in the Final Prospectus, the Company has not issued or granted any rights to acquire any securities of a type or class covered by a Terms Agreement not yet consummated (other than pursuant to a dividend reinvestment or direct access plan, employee benefit plans, stock option plans or other employee or director compensation plans existing on the date of such Terms Agreement);

               (n)  Neither the Company nor any of its Significant Subsidiaries
          (i) is in violation of its charter or bylaws, (ii) or in default, and no event has occurred which, with the notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Significant Subsidiary is a party or by which they are bound or to which any of their properties or assets is subject or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business except in the case of clauses (i), (ii) and (iii), for any violation, default or event which, either individually or in the aggregate, will not have a material adverse affect on the business, properties, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

               (o) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement; and

               (p)  The Company is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the United States Investment Company Act of 1940.
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          3.  Purchase and Offering of the Securities by the Underwriters. The
     obligation of the Underwriters to purchase the Securities will be evidenced by an exchange of a telegram, telex or other written communications ("Terms Agreement") at each time the Company determines to sell the Securities. Each Terms Agreement will be in the form of Annex II (A), (B) or (C) attached hereto and will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the amount to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and certain terms of the Securities and whether any of the Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below). The Terms Agreement will also specify the time and date of delivery and payment (such time and date, or such other time not later than seven full business days thereafter as the Representatives and the Company agree as the time for payment and delivery, being herein and in the Terms Agreement referred to as the "Closing Date"), the place of delivery and payment and any details of the terms of public offering that should be reflected in the prospectus supplement relating to the offering of the Securities. The obligations of the Underwriters to purchase the Securities will be several and not joint. It is understood that the Underwriters propose to offer the Securities for sale as set forth in the Final Prospectus. The Debt Securities, if any, delivered to the Underwriters on the Closing Date will be in the form of one or more certificates in global or definitive form, and such denominations and registered in such names as the Underwriters may request.

          If specified in a Terms Agreement, on the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company grants an option to the several Underwriters to purchase, severally and not jointly, up to that amount of the Option Securities as shall be specified in the Terms Agreement from the Company at the same price as the Underwriters shall pay for the Securities. Said option may be exercised only to cover over-allotments in the sale of the Securities by the Underwriters and may be exercised in whole or in part at any time on or before the thirtieth day after the date of the Terms Agreement upon written or telegraphic notice by the Representatives to the Company setting forth the amount of the Option Securities as to


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                                                                              11


     which the several Underwriters are exercising the Option. The amount of Option Securities to be purchased by each Underwriter shall be the same percentage of the total amount of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Securities, as adjusted by the representatives in such manner as the representatives deem advisable to avoid fractional shares/units.

          If the Terms Agreement provides for the sales of Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex I attached hereto ("Delayed Delivery Contract") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are only to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date, the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee set forth in such Terms Agreement in respect of the amount of Securities to be sold pursuant to Delayed Delivery Contracts ("Contract Securities"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Securities to be purchased by the several Underwriters and the aggregate amount of Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the amount of Securities set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that the Representatives determine that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Representatives not later than the business day prior to the Closing Date of the amount of Contract Securities.

          4.  Further Agreements of the Company.  The Company agrees:

               (a) To prepare the Final Prospectus in a form approved by the Representatives and to file such Prospectus (i) pursuant to Rule 424(b) under the Securities Act not later than 10:00 A.M., New York City time, on the second business day following the execution and delivery of the Terms Agreement; to make
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          no further amendment or any supplement to the Registration Statement, the Final Prospectus or any Interim Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Final Prospectus or any amended Final Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Final Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Final Prospectus or any Interim Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Final Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Final Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

               (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

               (c) To furnish promptly to each of the Representatives copies of the Registration Statement, including all exhibits, any Interim Prospectus, the Final Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as are reasonably requested;
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                                                                              13

               (d) To file promptly with the Commission any amendment to the Registration Statement or the Final Prospectus or any supplement to the Final Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

               (e) Prior to filing with the Commission (i) any amendment to the Registration Statement or supplement to the Final Prospectus or any document incorporated by reference into the Final Prospectus or
          (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent will not be unreasonably withheld;

               (f) As soon as practicable after the date of each Terms Agreement, but in no event later than twelve months after the later of
          (i) the effective date of the registration statement relating to the Registered Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of the filing of the last report of the Company incorporated by reference in the Final Prospectus, to make generally available to its security holders an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158);

               (g) During the period, if any, specified in the Terms Agreement after the date of such Terms Agreement or for such shorter period as the Securities remain outstanding, to furnish to the Representatives and, upon request, to each of the other Underwriters, if any, copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the common stock of the Company may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;
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                                                                              14

               (h) Promptly from time to time, to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject; and

               (i) For the period, if any, specified in the Terms Agreement, to not, (A) in the event of an offering of Equity Securities or Warrants to purchase Warrant Equity Securities, (i) offer for sale, sell or otherwise dispose of, directly or indirectly, any Equity Securities of the Company or permit the registration under the Securities Act of any Equity Securities of the Company (other than the Securities and shares issued pursuant to a dividend reinvestment or direct access plan, employee benefit plans, stock option plans or other employee or director compensation plans now or hereafter existing), (ii) sell or grant options, rights or warrants with respect to any shares of Equity Securities of the Company (other than the Securities and the grant of options pursuant to option plans now or hereafter existing) or (iii) offer for sale, sell or otherwise dispose of, directly or indirectly, any securities convertible, exchangeable or exercisable into Equity Securities of the Company (other than the Securities), without, in any case, the prior written consent of a majority of the Representatives; provided, however, the Company may, without such consent, offer and sell Equity Securities of the Company in transactions exempt from the registration requirements of the Securities Act, provided that the purchasers in such transactions are prohibited from offering for sale, selling or otherwise disposing of, directly or indirectly, any of the Equity Securities of the Company so acquired by them for the remainder of such period, (B) in the event of an offering of Debt Securities or Warrants to purchase
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                                                                              15

          Warrant Debt Securities, offer for sale, sell or cause to be offered for sale or sold, without the prior written consent of a majority of the Representatives, any debt securities which are substantially similar to the Securities.

          5. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereto (including, in each case, exhibits), any Interim Prospectus, the Final Prospectus and any amendment or supplement to any such prospectus and any documents incorporated by reference in any of the foregoing, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement;
(e) the costs of distributing the underwriting documentation in connection with the organization of the underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication; (f) the filing fees incident to securing any required review by the New York Stock Exchange (the "NYSE")of the terms of sale of the Securities, if necessary; (g) any applicable stock exchange listing or other fees; (h) the fees and expenses of filings, if any, with foreign securities administrators and of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (i) the fees paid to rating agencies in connection with the rating of the Securities;
(j) the costs of printing and issuance of certificates, if any; (k) transfer agent's fees, if any; (l) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc., if any, of the terms of the sale of the Securities and (m) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that except as provided in this Section 5 and in Section 10, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters, and the Company shall pay the fees and expenses of its counsel and accountants and any transfer taxes payable in connection with its sale of Securities to the Underwriters.

          6. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and at the time of delivery of any Securities pursuant to a Terms Agreement, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Final Prospectus shall have been timely filed with the Commission in accordance with Section 4(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof or suspending the qualification of the Indenture shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Final Prospectus or otherwise shall have been complied with.

          (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or the Final Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading;

          (c) The Vice President and General Counsel or the General Attorney and Corporate Secretary of the Company shall have furnished to the Representatives his or her written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representatives to the effect that:

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania and has all corporate power and authority necessary to own or hold its properties and conduct its businesses in the manner contemplated in the Prospectus;

          (ii) The Indenture, if any, described in the Terms Agreement has been duly authorized, executed and delivered by the Company and duly qualified under the

          Trust Indenture Act; the Warrant Agreement, if any, described in the Terms Agreement has been duly authorized, executed and delivered by the Company; and, assuming due authorization, execution and delivery thereof by the Trustee or the Warrant Agent, as the case may be, each will constitute a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms;

          (iii) The Debt Securities, if any, described in the Terms Agreement have been duly authorized and, other than Contract Securities, duly executed and delivered by the Company, and assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with this Agreement, the Debt Securities, other than any Contract Securities, and any Contract Securities, when executed, authenticated, issued and delivered in the manner provided in the Indenture and sold pursuant to Delayed Delivery Contracts, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture;

          (iv) If any Securities to be issued are convertible or if any Warrants to purchase Warrant Equity Securities are to be issued, the shares of Equity Securities into which the Securities initially will be convertible or any Warrant Equity Securities to be issued upon exercise of the Warrants are duly and validly authorized; have been duly reserved for issuance upon conversion of the Securities; and when issued upon the conversion of the Securities will be duly and validly issued, fully paid and non-assessable;

          (v) The shares of Equity Securities, if any, described in the Terms Agreement have been duly and validly authorized and issued and are fully paid and non- assessable;

          (vi) The Warrants, if any, described in the Terms Agreement, when duly executed by the proper officers of the Company, duly countersigned by the Warrant Agent and delivered as contemplated hereby, and the Warrant Agreement will be validly issued and outstanding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Warrant Agreement.

          (vii) The Warrant Debt Securities, if any, described in the Terms Agreement, issuable upon exercise of the Warrants, when issued upon exercise in accordance with the Warrant Agreement and when duly executed, authenticated and delivered as contemplated hereby, by the Indenture and by the Warrant Agreement will be validly issued and outstanding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture, and the Warrants, if any, described in the Terms Agreement, may be exercised to purchase the securities for which they are exercisable in accordance with their terms and the terms of the Warrant Agreement;

          (viii) The Registration Statement has become effective and the Indenture was qualified under the Trust Indenture Act, as of the date and time specified in such opinion, the Final Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

          (ix) The Registration Statement and the Final Prospectus (including all documents incorporated by reference therein) and any further amendments or supplements thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act, the Trust Indenture Act, the Exchange Act and the applicable rules and regulations under said Acts; and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder;

          (x) The Securities, other than any Contract Securities, the Indenture, if any, described in the Terms Agreement, the Warrant Agreement, if any, described in the Terms Agreement, and the capital stock of the Company conform, and any Contract Securities, when issued, delivered and sold, will conform, in all material respects to the statements concerning them in or incorporated by reference in the Registration Statement and the Final Prospectus; and the provisions of the contracts, agreements and instruments (as the same may be in effect on the Closing Date) summarized in the Final Prospectus, any supplement thereto or any document incorporated by reference therein, conform in all material respects to the descriptions thereof in the Final Prospectus, any supplement thereto or any document incorporated by reference therein;

          (xi) To such counsel's knowledge, there are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement;

          (xii) The Terms Agreement (including the terms of this Agreement) and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

          (xiii) The sale of the Securities by the Company and the compliance by the Company with all of the provisions of this Agreement, the Terms Agreement, the Indenture, if any, described in the Terms Agreement, the Warrant Agreement, if any, described in the Terms Agreement, any Delayed Delivery Contracts and the Securities and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument of the Company, except for any conflict, breach, violation, or default which, individually or in the aggregate, would not have a materially adverse affect on the business, properties, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the charter or bylaws of the Company or any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Securities under the Securities Act, such consents, approvals, authorizations, registrations or qualifications as may be required under the Trust Indenture Act, the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Securities by the Underwriters, and the filing of a statement with the Department of State of the Commonwealth of Pennsylvania with respect to any shares of Preference Stock to be issued by the Company, no consent, approval, authorization or order of, or filing (other than filings with the Commonwealth of Pennsylvania relating to the terms of the preferred stock), or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture, the Warrant Agreement, if any, described in the Terms Agreement, and any Delayed Delivery Contract, by the Company and the consummation of the transactions contemplated hereby;

          (xiv) To the best knowledge of such counsel, except as described in the Final Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company or any Significant Subsidiaries is the subject, the outcome of which is likely to have a material adverse effect on the consolidated financial position of the Company and its subsidiaries, taken as a whole; and

          (xv) The Company is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the United States Investment Company Act of 1940.

     In addition, such counsel shall state that such counsel has participated in conferences with officers of the Company at which the Registration Statement, the Prospectus, and related matters were discussed and although he is not passing upon and does not assume any responsibility for, and shall not be deemed to have independently verified, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and Prospectus (except as and to the extent set forth in subparagraph (x) above), on the basis of the foregoing, no facts have come to the attention of such counsel which lead him to believe that any of such documents when such documents become effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of such opinion, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that, in each case, such counsel need express no comment with respect to the financial statements and related schedules, other financial and statistical data included in the Registration Statement or the Final Prospectus).

          In rendering such opinion, such counsel may (i) rely as to matters of fact upon certificates of officers of the Company and its subsidiaries and public officials; (ii) state that his or her opinions in paragraphs (ii),
     (iii), (vi), and (vii) above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and (3) include such limitations and assumptions as are customarily contained in opinions given by counsel for issuers in securities transactions;

          (d) The Company shall have furnished to the Representatives concurrently with the execution of the Terms Agreement a letter (the "initial letter") of Ernst & Young LLP, or such other nationally recognized independent auditors selected by the Company as its independent auditors, addressed to the underwriters, of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72 (or any successor Statement on Auditing Standards) in form and substance reasonably satisfactory to the Underwriters confirming that they are independent auditors within the meaning of the Securities Act and the applicable published Rules and Regulations thereunder and stating in effect that:

               (i) They are independent auditors with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the financial statements and schedules audited by them and included in the Prospectus contained in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

               (iii) They have made a review of any unaudited financial statements included in the Final Prospectus in accordance with standards established by the American Institute of Certified Public Accountants, as indicated in their report or reports attached to the initial letter;

               (iv) On the basis of the review referred to in (iii) above and a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    A. the unaudited condensed consolidated financial statements, if any, included in the Final Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Final Prospectus;

                    B. the unaudited condensed consolidated financial statements, if any, included in the Final Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations;

                    C. at the date of the latest available balance sheet read by such auditors, or at a subsequent specified date not more than three days prior to the date of such letter, there was any change in the capital stock, any increase in short-term indebtedness or long-term debt of the Company and consolidated subsidiaries or, at the date of the latest available balance sheet read by such auditors, there was any decrease in consolidated net current assets, shareholders' equity or net assets as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                    D. for the period from the date of the latest income statement included in the Final Prospectus to the closing date of the latest available income statement read by such auditors there were any decreases, as compared with the corresponding period of the latest quarterly income statement included in the Final Prospectus, in consolidated sales and other operating revenue or in the total or per share amounts of income before extraordinary items or net income;

          except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (v) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Final Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

               All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

          (e) The Company shall have furnished to the Representatives a letter (as used in this paragraph, the "bring-down letter") of Ernst & Young LLP or such other nationally recognized independent auditors selected by the Company as its independent auditors, addressed to the Underwriters and dated the Closing Date, (i) confirming that they are independent auditors within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Final Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter delivered to the Representatives concurrently with the execution of the Terms Agreement and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter;

          (f) The Company shall have furnished to the Representatives a certificate, dated the Closing Date, and on any later date, if any, on which Option Securities are purchased, of its Chairman of the Board, President, Senior Vice President, or Vice President and its chief financial or accounting officer stating that to the best of their knowledge, after reasonable investigation:

               1. The representations, warranties and agreements of the Company in this Agreement are true and correct as of such date; the Company has complied with all its agreements contained herein; and the conditions set forth herein have been fulfilled;

               2. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are threatened or contemplated by the Commission; and

               3. Subsequent to the date of the most recent financial statements in the Final Prospectus, there has been no material adverse change in the business, properties, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated by the Final Prospectus or as described in such certificate.

          (g) (i) Neither the Company nor any of its Significant Subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries (otherwise than as set forth or contemplated in the Final Prospectus or in a supplement thereto) or any change in or affecting, or any adverse development which affects, the business, properties, financial position, shareholders' equity or results of operations of the Company and its subsidiaries as a whole, otherwise than as set forth or contemplated in the Final Prospectus or in a supplement thereto, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, to materially impair the investment quality of the Securities being delivered on the Closing Date on the terms and in the manner contemplated herein or in the Final Prospectus or in a supplement thereto.

          (h) Subsequent to the execution and delivery of the Terms Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, Inc. (the "NYSE"), shall have been suspended or minimum prices shall have been established on such exchange by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal, Pennsylvania, or New York State authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in the general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the delivery of the Securities.

          (i) Subsequent to the execution and delivery of the Terms Agreement,
     (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by Moody's Investor Service or Standard & Poors Corporation and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

          (j) The Underwriters shall have received from counsel to the Underwriters such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Final Prospectus and other related matters as the Underwriters reasonably require, and the Company shall have furnished to such counsel such documents as such counsel may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, counsel to the Underwriters may rely as to all matters governed by Pennsylvania law upon the opinion of counsel to the Company required by
     Section 6(c) of this Agreement.

          7.  Indemnification and Contribution.
              ---------------------------------

          (a) The Company shall indemnify and hold harmless each Underwriter, its partners, directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Underwriter, partner, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Interim Prospectus or the Final Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such partner, director, officer, employee or controlling person for any legal or other expenses reasonably incurred by that Underwriter, partner, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Interim Prospectus or the Final Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter (or directly by any Underwriter if there are no Representatives) specifically for inclusion therein; and provided further, that as to any Interim Prospectus or supplement thereto this indemnity agreement shall not inure to the benefit of any Underwriter, its partners, directors, officers or employees or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Final Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Interim Prospectus or supplement thereto was corrected in the Final Prospectus, unless such failure resulted from non-compliance by the Company with Section 4(c). For purposes of the second proviso to the immediately preceding sentence, the term Final Prospectus shall not be deemed to include the documents incorporated by reference therein, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in an Interim Prospectus or supplement thereto or the Prospectus to any person other than a person to whom such Underwriter has delivered such incorporated documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any partner, director, officer, employee or controlling person of that Underwriter.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
     (i) any untrue statement or alleged untrue statement of a material fact contained in any Interim Prospectus, the Registration Statement or the Final Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter (or directly by that Underwriter if there are no Representatives) specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 7, if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters and controlling persons to be jointly represented by separate counsel (it being understood that the Company shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (other than local counsel which shall be engaged only for purposes of appearing with such counsel in such jurisdictions in which such firm of attorneys is not licensed to practice)), and in that event the fees and expenses of such separate counsel shall be paid by the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Section 5. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or
     (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 7(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under the Terms Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under the Terms Agreement, in each case as set forth in the table on the cover page of the Final Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
     Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The agreements contained in this Section 7 and the representations, warranties and agreements of the Company in Sections 2 and 4 shall survive the delivery of the Securities and shall remain in full force and effect, regardless of any termination or cancellation of the Terms Agreement incorporating the terms of this Agreement or any investigation made by or on behalf of any indemnified party.

          8. Defaulting Underwriters. If any Underwriter defaults in the performance of its obligations under a Terms Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the principal amount of Securities set opposite the name of each remaining non-defaulting Underwriter in Schedule A to the Terms Agreement bears to the total principal amount of the Securities set opposite the names of all the remaining non-defaulting Underwriters in Schedule A to the Terms Agreement; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any Securities on the Closing Date if the aggregate principal amount of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10% of the total principal amount of the Securities except that the Company will continue to be liable for the payment of expenses to the extent set forth in Section 5. If the foregoing maximum is exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the principal amount which the defaulting Underwriter or Underwriters agreed but failed to purchase, the Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company except that the Company will continue to be liable for the payment of expenses to the extent set forth in Section 5.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Final Prospectus or any supplement thereto or in any other document or arrangement.

          9. Effective Date and Termination. The obligations of the Underwriters under the Terms Agreement may be terminated by the Representatives by notice given to and received by the Company prior to delivery of any payment for the Securities if, prior to that time, any of the events described in Sections 6(g), 6(h) or 6(i) shall have occurred.

          10. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the Securities for delivery to the Underwriters for any reason permitted under this Agreement or the Terms Agreement or (b) the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement or the Terms Agreement (including the termination of the Terms Agreement pursuant to Section 9 but excluding the termination of the Terms Agreement pursuant to Section 8), the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with the Terms Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Representatives. If the Terms Agreement is terminated pursuant to Section 8 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any Underwriter on account of those expenses.

          11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to their addresses furnished to the Company in writing for the purpose of communications hereunder;

          (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Vice President and General Counsel;

provided, however, that any notice to an Underwriter pursuant to Section 7(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          12. Persons Entitled to Benefit of Agreement. The Terms Agreement (including the provisions of this Agreement) shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. The Terms Agreement (including the provisions of this Agreement) are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the partners, directors, officers and employees of each Underwriter and the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriters contained in
Section 7(b) of this Agreement shall be
deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          13. Definition of the Terms "Business Day" and Significant Subsidiary." For purposes of this Agreement, "business day" means any day on which the NYSE is open for trading. "Significant Subsidiary" shall have the meaning set forth in Rule 405 of the Rules and Regulations, but shall exclude any subsidiary of the Company (as that term is defined in Rule 405 of the Rules and Regulations), the major part of the business of which consists of finance, banking, credit, leasing, real estate, financial services or other similar services or coal operations or any combination thereof.

          14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

          15. Counterparts. The Terms Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          16. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                                                                         ANNEX I


(Three copies of this Delayed Delivery Contract should be signed and returned to the address shown below so as to arrive not later than 9:00 A.M., New York time, on _______________ __, 19__*.)

                           DELAYED DELIVERY CONTRACT
                           -------------------------


                                                                 [Insert date of
                                                                  initial public
                                                                       offering]

SUNOCO, INC.
 c/o [Name and address
     of Underwriter[s]]

Gentlemen:

          The undersigned hereby agrees to purchase from SUNOCO, INC., a Pennsylvania corporation ("Company"), and the Company agrees to sell to the undersigned, [If one delayed closing, insert---as of the date hereof, for
              ------------------------------
delivery on __________________, 19__ ("Delivery Date"),]

          [$] _______________________________

principal amount of the Company's [Insert title of Debt Securities] (the "Debt
                                   -------------------------------
Securities"), ____ shares of the Company's [insert title of Equity Securities] (the "Equity Securities") and [insert number and title of Warrants] to purchase [$]_______ principal amount of debt securities or [number] of [title of Equity Securities] (the "Warrants" and together with the Debt Securities and the Equity Securities, the "Securities") offered by the Company's Prospectus dated __________________, 19__ and a Prospectus Supplement dated _________, 19__, relating thereto, receipt of copies of which is hereby acknowledged, at __% of the principal amount of the Debt Securities plus accrued interest from __________________, 19__, if any, at $_____ per share of Equity Security, and at $____ per Warrant; and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").

     [If two or more delayed closings, insert the following:
      -----------------------------------------------------


_____________________
*/ Insert date which is third full business day prior to Closing Date under the Terms Agreement.

                                   A-I-1

      The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the amounts set forth below:

                              Principal Amount         Number of Shares
                                    of                        of                         Number
   Delivery Date              Debt Securities          Equity Securities               of warrants
   -------------              ---------------          -----------------               -----------
___________________        [$]___________________     ___________________          ___________________
___________________        [$]___________________     ___________________          ___________________


Each of such delivery dates is hereinafter referred to as a Delivery Date.]

          Payment for the Securities that the undersigned has agreed to purchase for delivery on---the--each--Delivery Date shall be made to the Company or its order by certified or official bank check or by wire transfer in Federal(same day) funds at the office of _____________________ at _________ __.M. on-- the--
such--Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned---for delivery on such Delivery Date--in definitive fully registered form and in such denominations and amounts and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to--the---such--Delivery Date.

          It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on--the--each--Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at--the--such--Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total principal amount of the Securities, number of shares of Equity Securities and number of Warrants less the principal amount and number thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

                                     A-I-2

          Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below, notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

          This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

Yours very truly,

_________________________________________________________
  (Name of Purchaser)

By ______________________________________________________
  (Title of Signatory)

   ______________________________________________________

   ______________________________________________________
   (Address of Purchaser)

Accepted, as of the above date,

SUNOCO, INC.

By ______________________________________
   Name:
   Title:

                                     A-I-3

                                                                    ANNEX II (A)

                                 SUNOCO, INC.
                                  ("Company")

                                Debt Securities

                                TERMS AGREEMENT
                                ---------------


                                                                           ,19__

Sunoco, Inc.
1801 Market Street
Philadelphia, PA 19103-1699
Attention:

Dear Sirs:

          [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we] [We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. 33-53717) ("Underwriting Agreement"), the following securities ("Securities") to be issued under an indenture, dated ________, 19__, between the Company and _______________, as Trustee, on the following terms:

     Title:  [  %] [Floating Rate] [Senior] [Subordinated] [Notes] [Debentures]
     -----
Due ___

     Principal Amount:  [$]
     ----------------

     Interest:  [  % per annum, from            , 19  , payable semiannually on
     --------
and commencing              , 19  , to holders of record on the preceding
or               , as the case may be.]

     Maturity:      , 19  .
     --------

     Optional Redemption:
     -------------------

     Sinking Fund:
     ------------

     Period Designated Pursuant to Section 4(g) of the Underwriting Agreement:
     ------------------------------------------------------------------------
___ years.

     Period Designated Pursuant to Section 4(i) of the Underwriting Agreement:
     ------------------------------------------------------------------------
__ days.

                                    A-II-1

     [Conversion Provisions]:
      ---------------------

     [Other Terms]

     Delayed Delivery contracts:  [None.] [Delivery Date[s] shall be
     --------------------------
, 19  .  Underwriters' fee is   % of the principal amount of the Contract
Securities.]

     Purchase Price:   % of principal amount, plus accrued interest [, if any,]
     --------------
from ___________, 19__.

     Expected Reoffering Price:   % of principal amount, subject to change by
     -------------------------
the undersigned.

     Closing Date:       A.M. on            , 19  , at
     ------------
            _____________________ in Federal (same-day) funds.

     [Name[s] and Address[es] of Representative[s]:]
      --------------------------------------------



The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

          [If appropriate, insert--It is understood that we may, with your
           ----------------------
consent, amend this offer to add additional Underwriters and reduce the aggregate principal amount to be purchased by the Underwriters listed in Schedule A hereto by the aggregate principal amount to be purchased by such additional Underwriters.]

          The provisions of the Underwriting Agreement are incorporated herein by reference [If appropriate, insert--, except that the obligations and
              ----------------------
agreements set forth in Section 8 ("Defaulting Underwriters") of the Underwriting Agreement shall not apply to the obligations of the Underwriters to purchase the above Securities].

          The Securities will be made available for checking and packaging at the office of _______________ at least 24 hours prior to the Closing Date.

                                    A-II-2

          [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

                                    A-II-3

          [Please signify your acceptance of the foregoing by return wire not
later than          P.M. today.]

Very truly yours,


[Insert name(s) of Representatives
or Underwriters] [On behalf of-- themselves--itself---and as Representative[s] of the Several]
[As] Underwriters[s]

[By [Name of Representative]]

     By______________________________
       Name:
       Title:

                                    A-II-4

                                  SCHEDULE A


                                                     Principal
       Underwriter                                    Amount
       -----------                                    ------











                                                     ---------
  Total..............................  [$]
                                                     =========

                                    SCHA-1

  To:  [Insert name(s) of Representatives
             or Underwriters]
             As [Representative[s] of the Several]
                 Underwriter[s],
              [c/o   [Name of Representative]]


            We accept the offer contained in your [letter] [wire], dated
  , 19   , relating to [$]__________ principal amount of our [Insert title of
                                                              ---------------
  Securities].  We also confirm that, to the best of our knowledge after
  ----------
  reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement filed as an exhibit to the undersigned's registration statement on Form S-3 (No. 33-_____) ("Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Final Prospectus (as defined in the Underwriting Agreement), there has been (or in the case of a form of prospectus filed pursuant to Rule 424(b)(1) or (4) there will be, as of the date of such prospectus) no material adverse change in the financial position or results of operations of the undersigned and its subsidiaries except as set forth in or contemplated by the Final Prospectus.


                                 Very truly yours,


                                 SUNOCO, INC.


                                 By________________________________
                                   Name:
                                   Title:

                                    A-II-1A

                                                                    ANNEX II (B)

                                 SUNOCO, INC.
                                  ("Company")

                               Equity Securities

                                TERMS AGREEMENT
                                ---------------


                                                                           ,19__

  Sunoco, Inc.
  1801 Market Street
  Philadelphia, PA  19103
  Attention:

  Dear Sirs:

            [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we] [We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. 33-___) ("Underwriting Agreement"), the following securities ("Securities") on the following terms:

       Title:  [Common Stock] [Preference Stock, Series ______]
       -----

       Number of Shares to be issued:  [______ shares]
       -----------------------------

       [For Preference Stock:

       Voting Rights:
       -------------

       Preferred Stock Dividends:  [cash dividends of $  to $   per share
       -------------------------
  payable quarterly in arrears on _____ __, ______ __, _______ __ and _______
  __.]

       Optional Redemption:
       -------------------

       Mandatory Redemption/Sinking Fund:
       ---------------------------------

       Liquidation Preference:  [$    per share plus     ].
       ----------------------

       Name of Exchange or Market:  [New York Stock Exchange] [Nasdaq National
       --------------------------
  Market] [American Stock Exchange]

       Period Designated Pursuant to Section 4(g) of the Underwriting Agreement:
       ------------------------------------------------------------------------
  ___ years.

                                    A-II-1B

       Period Designated Pursuant to Section 4(i) of the Underwriting Agreement:
       ------------------------------------------------------------------------
  ___ days.

       [Conversion Provisions]:
        ---------------------

       [Other Terms]

       Price to Public:  $________ per share
       ---------------

       Underwriting Discounts and Commission:
       -------------------------------------

       Proceeds to Company:
       -------------------

       Over-Allotment Option:
       ---------------------

       Closing Date:      A.M. on            , 19  , at _____________________ in
       ------------
  New York Federal (same-day) funds.

       Name of Transfer Agent and Registrar:
       ------------------------------------

       [Name[s] and Address[es] of Representative[s]:]]
       ---------------------------------------------

       [For Common Stock:

       Name of Exchange or Market:  [New York Stock Exchange] [Nasdaq National
       --------------------------
  Market] [American Stock Exchange]

       Period Designated Pursuant to Section 4(g) of the Underwriting Agreement:
       ------------------------------------------------------------------------
  ___ years.  Period Designated Pursuant to Section 4(i) of the Underwriting
              --------------------------------------------------------------
  Agreement:  ___ days.
  ---------

       [Other Terms]

       Price to Public:    $______________ per share
       ---------------

       Underwriting Discounts and Commission:
       -------------------------------------

       Proceeds to Company:
       -------------------

       Over-Allotment Option:
       ---------------------

       Closing Date:      A.M. on            , 19  , at _____________________ in
       ------------
  New York [Clearing House (next day)] [Federal (same-day)] funds.

       Name of Transfer Agent and Registrar:
       ------------------------------------

       [Name[s] and Address[es] of Representative[s]:]]
       ---------------------------------------------

                                    A-II-2B

       The respective shares of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

       [If appropriate, insert--It is understood that we may, with your consent,
        ----------------------
  amend this offer to add additional Underwriters and reduce the number of shares to be purchased by the Underwriters listed in Schedule A hereto by the number of shares to be purchased by such additional Underwriters.]

            The provisions of the Underwriting Agreement are incorporated herein by reference [If appropriate, insert--, except that the obligations and
                ----------------------
  agreements set forth in Section 8 ("Defaulting Underwriters") of the Underwriting Agreement shall not apply to the obligations of the Underwriters to purchase the above Securities].

            The Securities will be made available for checking and packaging at
  the office of                 at least 24 hours prior to the Closing Date.

            [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

            [Please signify your acceptance of the foregoing by return wire not
  later than    P.M.    today.]

  Very truly yours,


  [Insert name(s) of Representatives
  or Underwriters] [On behalf of-- themselves--itself---and as Representative[s] of the Several]
  [As] Underwriters[s]

  [By [Name of Representative]]



       By______________________________
         Name:
         Title:

                                    A-II-3B

                                  SCHEDULE A


                                                     Number of
       Underwriter                                    Shares
       -----------                                    ------












                                                     ----------
  Total............................... [$]
                                                     ==========

                                    A-II-1B

  To:  [Insert name(s) of Representatives
             or Underwriters]
             As [Representative[s] of the Several]
                 Underwriter[s],
              [c/o   [Name of Representative]]


            We accept the offer contained in your [letter] [wire], dated
  , 19   , relating to _______________ of our [Insert title of Securities] (the
                                               --------------------------
  "Terms Agreement"). We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement filed as an exhibit to the undersigned's registration statement on Form S-3 (No. 33-_____) (together with the Terms Agreement, the "Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Final Prospectus (as defined in the Underwriting Agreement), there has been (or in the case of a form of prospectus filed pursuant to Rule 424(b)(1) or (4) there will be, as of the date of such prospectus) no material adverse change in the financial position or results of operations of the undersigned and its subsidiaries except as set forth in or contemplated by the Final Prospectus.


                                        Very truly yours,


                                        SUNOCO, INC.


                                        By________________________________
                                          Name:
                                          Title:

                                   A-II-1BB

                                                                    ANNEX II (C)

                                 SUNOCO, INC.
                                  ("Company")

                                   Warrants

                                TERMS AGREEMENT
                                ---------------


                                                                           ,19__

  Sunoco, Inc.
  1801 Market Street
  Philadelphia, PA 19103
  Attention:

  Dear Sirs:

            [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we] [We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. 33-___) ("Underwriting Agreement"), the number of Warrants ("Warrants") to purchase [$_________ aggregate [principal amount of the Company's Debt Securities] [_______ shares of the Company's Preference Stock] [________ shares of the Company's Common Stock] ("Warrant Securities") set forth opposite their names in Schedule A hereto at a purchase price of $_____ per Warrant. The Warrant shall have the following terms:

       Title:  Warrants
       -----

       Number of Warrants to be issued:  [______ Warrants]
       -------------------------------

       Title of Warrant Agreement:
       --------------------------

       Warrant Agent:
       -------------

       Title of Warrant Securities:
       ---------------------------

       Exercise Price:
       --------------

       Expiration Date:
       ---------------

       Currency:
       --------

       Currency of Warrant Securities:
       ------------------------------

       Maturity of Warrant Securities:
       ------------------------------

                                    A-II-1C

       Principal Amount (Number) of Warrant Securities:
       -----------------------------------------------

       Interest Rate of Warrant Securities:
       -----------------------------------

       Interest Payment Dates of Warrant Securities:
       --------------------------------------------

       Redemption Provisions of Warrant Securities:
       -------------------------------------------

       Listing Requirement:
       -------------------

       Additional Terms of Warrants and Warrant Securities:
       ---------------------------------------------------

       Period Designated Pursuant to Section 4(g) of the Underwriting Agreement:
       ------------------------------------------------------------------------

  ____ years.

       Period Designated Pursuant to Section 4(i) of the Underwriting Agreement:
       ------------------------------------------------------------------------

  ____ days.

       Price to Public:    $________ per Warrant
       ---------------

       Underwriting Discounts and Commission:
       -------------------------------------

       Proceeds to Company:
       -------------------

       Over-Allotment Option:
       ---------------------

       Closing Date:      A.M. on     , 19  , at _______ in New York Federal
       ------------
  (same-day) funds.

       [Name[s] and Address[es] of Representative[s]:]]
        --------------------------------------------


       [If appropriate, insert -- It is understood that we may, without your consent, amend this offer to add additional Underwriters and reduce the number of Warrants to be purchased by the Underwriters listed in Schedule A hereto by the number of shares to be purchased by such additional Underwriters.]

            The provisions of the underwriting Agreement are incorporated herein by reference (If appropriate, insert--, except that the obligations and
                ----------------------
  agreements set forth in Section 8 ("Defaulting Underwriters") of the agreements set forth in Section 8 ("Defaulting Underwriters") of the Underwriting Agreement shall not apply to the obligations of the Underwriters to purchase the Warrants].

                                    A-II-2C

            The Warrants will be made available for checking and packaging at
  the office of              at least 24 hours prior to the Closing Date.

            [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

            [Please signify your acceptance of the foregoing by return wire not
  later than      P.M.       today.]

  Very truly yours,



  [Insert name(s) of Representatives
  or Underwriters] [On behalf of--themselves--itself--and as Representative[s] of the Several]
  [Aa] Underwriters[s]



       By: ______________________
            Name:
            Title:

                                    A-II-3C

                                  SCHEDULE A


                                                     Number of
       Underwriter                                    Shares
       -----------                                    ------














                                                     ----------
  Total..................................  [$]
                                                     ==========

                                    SCHA-1C

  To:  [Insert name(s) of Representatives
             or Underwriters]
             As [Representative[s] of the Several]
                 Underwriter[s],
              [c/o   [Name of Representative]]


            We accept the offer contained in your [letter] [wire], dated
  , 19   , relating to ____________ of our [Insert title of Securities] (the
                                            --------------------------
  "Terms Agreement"). We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement Basic Provisions filed as an exhibit to the undersigned's registration statement on Form S-3 (No. 33-_____) (together with the Terms Agreement, the "Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been (or in the case of a form of prospectus filed pursuant to Rule 424(b)(1) or (4) there will be, as of the date of such prospectus) no material adverse change in the financial position or results of operations of the undersigned and its subsidiaries except as set forth in or contemplated by the Prospectus.


                                        Very truly yours,


                                        SUNOCO, INC.


                                        By________________________________
                                          Name:
                                          Title:

                                   A-II-1CC